UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 4, 2005
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                                 NVE Corporation
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             (Exact name of registrant as specified in its charter)

         Minnesota                     000-12196                 41-1424202
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)


11409 Valley View Road, Eden Prairie, Minnesota                        55344
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    (Address of principal executive offices)                         (Zip Code)

Issuer's telephone number, including area code  (952) 829-9217
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        (Former name or former address, if changed since last report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On October 4, 2005 we received notification from Glenborough Properties, L.P. and Carlson Real Estate Company, Inc., Minnetonka, Minnesota that Carlson purchased from Glenborough the business center including our principal executive offices and manufacturing facility at 11409 Valley View Road, Eden Prairie, Minnesota, 55344. We lease the facility under an agreement dated October 1, 1998 as amended September 18, 2002 and further amended
December 1, 2003. Our lease agreement as amended expires December 31, 2008. We believe the lease agreement as amended applies to the new owner.

The notifications from Glenborough and Carlson are attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NVE CORPORATION
                                           (Registrant)

Date  October 10, 2005                    /s/ Daniel A. Baker
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                                          By: Daniel A. Baker
                                          President and Chief Executive Officer



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

                                 INDEX TO EXHIBITS

   Exhibit                          Description
   -------                          -----------
    10.1            Notification from Glenborough Properties, L.P.
    10.2          Notification from Carlson Real Estate Company, Inc.



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